EXHIBIT 10.1
Execution Version

INCREMENTAL REVOLVING FACILITY AGREEMENT NO. 1
Dated as of February 17, 2016
This INCREMENTAL REVOLVING FACILITY AGREEMENT NO. 1 (this “Agreement”) is entered into by and among each undersigned existing Lender and each undersigned Additional Lender, in each case with Incremental Revolving Commitments as contemplated herein (each, an “Incremental Revolving Loan Lender” and together, the “Incremental Revolving Loan Lenders”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) and each of the other parties signatory hereto.
PRELIMINARY STATEMENTS
WHEREAS, reference is made to the Amended and Restated Credit Agreement dated as of March 11, 2014 (and as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, the Administrative Agent, and the other parties signatory thereto. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.
WHEREAS, on the terms and subject to the conditions of the Credit Agreement, pursuant to Section 4.17 thereof, the Borrower may obtain Incremental Revolving Commitments by entering into one or more Incremental Commitment Agreements with the applicable Incremental Revolving Loan Lenders;
WHEREAS, pursuant to this Agreement, the Borrower wishes to obtain Three Hundred Million Dollars ($300,000,000) of Incremental Revolving Commitments pursuant to the Credit Agreement in addition to the existing Revolving Facility as described in the Credit Agreement, to be provided by the Incremental Revolving Loan Lenders party hereto and effective on the Incremental Revolving Facility Closing Date (as defined below) pursuant to the terms hereof; and
WHEREAS, on the terms and subject to the conditions of the Credit Agreement and this Agreement, the Incremental Revolving Loan Lenders are willing to extend such credit to the Borrower.
Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Commitment. (a)     Each Incremental Revolving Loan Lender hereby severally agrees to commit to provide its respective Incremental Revolving Commitments as set forth on Schedule A annexed hereto and to make its Incremental Revolving Loans, on the terms and subject to the conditions set forth herein.
(b)     By executing and delivering this Agreement, each Incremental Revolving Loan Lender shall be deemed to confirm to and agree with the other parties signatory hereto as follows: (i) such Incremental Revolving Loan Lender has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, (ii) such Incremental Revolving Loan Lender confirms that it has received a copy of this Agreement, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement, as applicable, and that it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and that it is experienced in making loans of such type; (iii) such Incremental Revolving Loan

Lender agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this Agreement or the Credit Agreement; (iv) such Incremental Revolving Loan Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (iv) such Incremental Revolving Loan Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Credit Agreement it is required to perform as a Lender.
(c)    Status as a Lender; Status as Incremental Revolving Loans. The Loan Parties and each Incremental Revolving Loan Lender acknowledges and agrees that, (i) upon its execution of this Agreement and the occurrence of the Incremental Revolving Facility Closing Date, each Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder, (ii) notwithstanding anything to the contrary in the Credit Agreement or any Loan Document, (A) any Incremental Revolving Commitment shall be incurred in the form of increases to the Revolving Credit Commitments, (B) any Incremental Revolving Commitment shall also be deemed a Revolving Commitment under the Revolving Facility, and (C) such Incremental Revolving Commitment shall be identical to and form part of such Revolving Facility, in each case, as the applicable context requires, under, and for all purposes of, the Credit Agreement and the other Loan Documents, with such terms and conditions applicable thereto in each case as specified in the Credit Agreement or such Loan Document, unless otherwise separately and specifically stated therefor in this Agreement, (iii) for purposes of Section 11.1 of the Credit Agreement, the Incremental Revolving Loans shall be treated as Loans for purposes of making determinations of “Required Lenders” (or for any consent requiring the consent of affected Lenders or of all of the Lenders) and shall be treated as Revolving Loans for all other purposes thereunder in accordance with the Credit Agreement and (iv) the definition “Obligations” shall be deemed to include all unpaid principal of and accrued and unpaid interest on all Incremental Revolving Loans. For the avoidance of doubt, each party hereto acknowledges and agrees that it is the intention of such party that except as otherwise separately and specifically stated therefor in this Agreement, the terms and conditions applicable to, and the provisions in the Credit Agreement (as amended by this Agreement) and the other Loan Documents relating to, the Incremental Revolving Loans shall be identical to the terms and conditions applicable to, and the provisions in the Credit Agreement (as amended by this Agreement) and the other Loan Documents relating to, the Revolving Loans incurred under the Revolving Facility.
SECTION 2.    [Reserved].
SECTION 3.    Conditions to Effectiveness. The effectiveness of this Agreement, the Incremental Revolving Commitments, and the obligations of the Incremental Revolving Loan Lenders to make Incremental Revolving Loans in respect thereof are subject to the satisfaction (or waiver) of the following conditions (the date such conditions are satisfied or waived, the “Incremental Revolving Facility Closing Date”):
(a) This Agreement shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and the Incremental Revolving Loan Lenders, and delivered to the Administrative Agent.
(b) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that at the time of and immediately after the Incremental Revolving Facility

Closing Date and the making of any Incremental Revolving Loans on the Incremental Revolving Facility Closing Date, no Default or Event of Default shall have occurred and be continuing.
(c) The representations and warranties set forth in each Loan Document (including those set forth in Section 5 of this Agreement) shall be true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Incremental Revolving Facility Closing Date with the same effect as though made on and as of such date except, to the extent such representations and warranties refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date.
(d) The Administrative Agent shall have received, on behalf of itself and the Incremental Revolving Loan Lenders, a satisfactory written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties (x) dated the Incremental Revolving Facility Closing Date, (y) addressed to the Administrative Agent and the Incremental Revolving Loan Lenders, and in each case, each of their permitted assigns and (z) otherwise in form and substance reasonably acceptable to the Administrative Agent.
(e) The Borrower shall compensate the Administrative Agent in immediately available funds for all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) of the Administrative Agent to the extent invoiced prior to the Incremental Revolving Facility Closing Date, and furthermore compensate each Incremental Revolving Loan Lender in accordance with the following:
(i)for any Incremental Revolving Loan Lender agreeing to provide Incremental Revolving Commitments less than or equal to Thirty Million Dollars ($30,000,000), a non-refundable fee in an aggregate amount equal to 0.20% of the aggregate principal amount of the Incremental Revolving Facility as of the Incremental Revolving Facility Closing Date; and
(ii)for any Incremental Revolving Loan Lender agreeing to provide Incremental Revolving Commitments greater than Thirty Million Dollars ($30,000,000), a non-refundable fee in an aggregate amount equal to 0.25% of the aggregate principal amount of the Incremental Revolving Facility as of the Incremental Revolving Facility Closing Date.
(f) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit I to the Credit Agreement certifying that the Loan Parties on a consolidated basis, immediately after the consummation of the transactions to occur on the Incremental Revolving Facility Closing Date, are Solvent.
(g) The Administrative Agent shall have received with respect to each Loan Party organized in a jurisdiction with respect to which opinions are required to be delivered pursuant to Section 3(d): (i) subject to Section 4, Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and complete as of the Incremental Revolving Facility Closing Date or a certification that such Organizational Documents have not changed since the Closing Date; (ii) resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; (iii) incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require providing evidence as to the identity, authority and capacity of each such Responsible Officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and (iv) such certificates of good standing or the equivalent from such Loan Party’s jurisdiction of organization or formation, as applicable, relating to the existence of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(h) After giving pro forma effect to any incurrence or discharge of Indebtedness on the Incremental Revolving Facility Closing Date and all related transactions as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 of the Credit Agreement on the Test Date (assuming compliance with Section 8.1 of the Credit Agreement, as originally in effect or amended in accordance with the date hereof, was required on the Test Date), and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower on or prior to the Incremental Revolving Facility Closing Date certifying the foregoing.
(i) The Borrower shall have provided the documentation and other information to the Administrative Agent and the Incremental Revolving Loan Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and that have been reasonably requested by the Incremental Revolving Loan Lenders prior to the Incremental Revolving Facility Closing Date.
SECTION 4.    Post-Effective Date Conditions. To the extent the requirements of clause (i) of Section 3(g) have not been satisfied on or prior to the Incremental Revolving Facility Closing Date after the use of the Borrower’s commercially reasonable efforts to do so, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent within thirty (30) days after the Incremental Revolving Facility Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), the documents specified in such clause (i).
SECTION 5.    Representations and Warranties. The Borrower represents and warrants that:
(a)    Authority. The Borrower and the other Loan Parties have the requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement (as amended hereby), as applicable. Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower and the other Loan Parties of this Agreement, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.
(b)    Enforceability. This Agreement has been duly executed and delivered by the Borrower and each other Loan Party. When the conditions to effectiveness in Section 3 of this Agreement have been satisfied, each of this Agreement and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).
(c)    Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date(in which case they are true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date) and each Loan Party hereby represents and warrants that this Agreement does not contain any material non-public information.
(d)    No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Agreement.
(e)    No Change.    The Organizational Documents of the Loan Parties have not been amended, amended and restated, supplemented or otherwise modified, and the identity, authority and capacity of the Responsible Officers authorized to act in connection with the Credit Agreement and the other Loan Documents has not changed, since the Closing Date, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder. As of the Incremental Revolving Facility Closing Date, each Loan Party is in good standing (or the equivalent) under the laws of such Loan Party’s jurisdiction of organization or formation, as applicable, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder.
(f)    Use of Proceeds. The Borrower shall use the proceeds of the Incremental Revolving Loans pursuant to the terms of Section 6 of this Agreement.
SECTION 6.    Use of Proceeds. The proceeds of the Incremental Revolving Loans shall be used solely for general corporate purposes of the Borrower and its Subsidiaries, including to fund acquisitions.
SECTION 7.    Reference to and Effect on the Loan Documents.
(a)    On and after the Incremental Revolving Facility Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement, as amended hereby, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.
(c)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents.
(d)    The Borrower and the other parties hereto acknowledge and agree that, on and after the Incremental Revolving Facility Closing Date, this Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement (as amended hereby).

(e)    The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Agreement.
SECTION 8.    Reaffirmation. The Loan Parties hereby (i) confirm and agree that the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to this Agreement, (ii) reaffirm the security interest granted by each Loan Party to the Administrative Agent and the Secured Parties (including the Incremental Revolving Loan Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement and (iii) acknowledge and agree that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Agreement.
SECTION 9.    Pro Rata Reallocations
On the Incremental Revolving Facility Closing Date, (i) each Revolving Lender existing immediately prior to the Incremental Revolving Facility Closing Date will automatically and without further act be deemed to have assigned to each Incremental Revolving Loan Lender, and each Incremental Revolving Loan Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations in outstanding Letters of Credit and Swingline Loans under the Credit Agreement such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Loan Lender) (A) participations in Letters of Credit under the Credit Agreement and (B) participations in Swingline Loans under the Credit Agreement shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Agreement) and (ii) the existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the Incremental Revolving Loan Lenders), and such other Revolving Lenders (including the Incremental Revolving Loan Lenders) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Agreement); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
SECTION 10.    [Reserved].
SECTION 11.    Counterparts. This Agreement (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 12.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

ADESA, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA LANSING, L.L.C.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA-SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer:
AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President

KAR - INCREMENTAL COMMITMENT AGREEMENT

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
PAR, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AFC CAL, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President
AXLE HOLDINGS, INC.

By:	/s/ John W. Kett Name: John W. Kett Title: President and Chief Executive
Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
ADS PRIORITY TRANSPORT, LTD.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Authorized Signatory Officer
ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
SIOUX FALLS AUTO AUCTION, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ John W. Kett Name: John W. Kett Title: President and Chief Executive
Officer
ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
OPENLANE, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ John W. Kett Name: John W. Kett Title: President and Chief Executive
Officer
MOBILETRAC LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

PREFERRED WARRANTIES OF FLORIDA, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President

ADESA ILLINOIS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President
HIGH TECH NATIONAL, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer
AUTOMOTIVE KEY CONTROLS, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

HT LOCKSMITHS, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

PWI HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President
PREFERRED WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President
SUPERIOR WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President
WARRANTY FINANCING CORPORATION

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President

KAR - INCREMENTAL COMMITMENT AGREEMENT

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

AUTONIQ, LLC

By:	/s/ Eric M. Loughmiller Name: Eric M. Loughmiller Title: Executive Vice President and
Chief Financial Officer

KAR - INCREMENTAL COMMITMENT AGREEMENT

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:        /s/ Brendan Korb
        Name:     Brendan Korb
        Title:    Vice President

KAR - INCREMENTAL REVOLVING FACILITY AGREEMENT NO. 1

JPMORGAN CHASE BANK, N.A.
as an Incremental Revolving Loan Lender

By:        /s/ Brendan Korb
        Name:     Brendan Korb
        Title:    Vice President

KAR - INCREMENTAL REVOLVING FACILITY AGREEMENT NO. 1

BARCLAYS BANK PLC
as an Incremental Revolving Loan Lender

By:        /s/ Ronnie Glenn
        Name:     Ronnie Glenn
        Title:    Vice President
Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

Bank of America, N.A.
as an Incremental Revolving Loan Lender

By:        /s/ Maria L. Mendes
        Name:     Maria L. Mendes
        Title:    Senior Vice President

Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

GOLDMAN SACHS BANK USA
as an Incremental Revolving Loan Lender

By:        /s/ Rebecca Kratz
        Name:     Rebecca Kratz
        Title:    Authorized Signatory

Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

Fifth Third Bank
as an Incremental Revolving Loan Lender

By:        /s/ Mike Gifford
        Name:     Mike Gifford
        Title:    V.P.

Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

U.S. Bank National Association
as an Incremental Revolving Loan Lender

By:        /s/ Kathleen D. Schurr
        Name:     Kathleen D. Schurr
        Title:    Vice President

KAR - Schedule A

KEYBANK NATIONAL ASSOCIATION
as an Incremental Revolving Loan Lender

By:        /s/ Brian D. Smith
        Name:     Brian D. Smith
        Title:    Senior Vice President

Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

PNC BANK, NATIONAL ASSOCIATION
as an Incremental Revolving Loan Lender

By:        /s/ Christopher Johnson
        Name:     Christopher Johnson
        Title:    Vice President

Maximum Amount of Incremental Revolving Commitments:
$300,000,000

KAR - Schedule A

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as an Incremental Revolving Loan Lender

By:        /s/ Nupur Kumar
        Name:     Nupur Kumar
        Title:    Authorized Signatory

By:	/s/ Max Wallins Name: Max Wallins Title: Authorized Signatory

KAR - Schedule A

SCHEDULE A
TO INCREMENTAL REVOLVING FACILITY AGREEMENT NO. 1

Name of Lender	Type of Commitment	Amount
JPMORGAN CHASE BANK, N.A.	Incremental Revolving Credit Commitment	$75,000,000.00
BARCLAYS BANK PLC	Incremental Revolving Credit Commitment	$35,000,000.00
FIFTH THIRD BANK	Incremental Revolving Credit Commitment	$35,000,000.00
GOLDMAN SACHS BANK USA	Incremental Revolving Credit Commitment	$35,000,000.00
U.S. BANK NATIONAL ASSOCIATION	Incremental Revolving Credit Commitment	$35,000,000.00
BANK OF AMERICA, N.A.	Incremental Revolving Credit Commitment	$25,000,000.00
KEYBANK NATIONAL ASSOCIATION	Incremental Revolving Credit Commitment	$25,000,000.00
PNC BANK, NATIONAL ASSOCIATION	Incremental Revolving Credit Commitment	$20,000,000.00
CREDIT SUISSE AG	Incremental Revolving Credit Commitment	$15,000,000.00
		Total: $300,000,000.00

KAR - Schedule A